SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

(408) 919-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

     The following information shall not be deemed filed with the Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 2.02 Results of Operations and Financial Condition.

     Transmeta Corporation (“Registrant”) today announced that it was unable to file its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2005, which report was due to be filed by May 16, 2005.

     On May 10, 2005, Registrant filed a Notification of Late Filing on Form 12b-25 stating that its Form 10-Q for its fiscal quarter ended March 31, 2005 could not be filed timely, because Registrant’s management had not had sufficient time to finish compiling certain financial and narrative information needed to complete its Form 10-Q, because management had only recently completed its assessment of Registrant’s internal controls over financial reporting as of December 31, 2004 in accordance with Section 404 of the Sarbanes-Oxley Act and the rules of the Public Company Accounting Oversight Board, which assessment Registrant reported in its Form 10-K/A filed on April 29, 2005.

     Registrant is performing an ongoing analysis of information relating to its modification of its business model as announced on March 31, 2005. As soon as practicable following the completion of that ongoing analysis, Registrant will file its quarterly report on Form 10-Q for the quarter ended March 31, 2005.

Safe Harbor Statement

     This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this release, and we will not necessarily provide updates of our projections or other forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from our actual results or future events. Important risk factors that could have material or adverse effects on our results include general economic and political conditions, specific conditions and volatility in the markets that we address, difficulties or delays in implementing our restructuring plan, the potential loss of key technical and business personnel resulting from our restructuring plan, practical challenges in modifying our business model, the adoption and market acceptance of our products and technologies by current and potential customers and licensees, our inability to predict or ensure that third parties will license our technologies or use our technologies to generate royalties, the rescheduling or cancellation of significant customer orders, difficulties in developing or manufacturing our products in a timely and cost effective manner, our dependence on third parties for sourcing materials and providing manufacturing services, intense competition and competitive pressures, the ability to enter strategic collaborations or raise financing on satisfactory terms, patents and other intellectual property rights, and other risk factors. We urge investors to review our filings with the Securities and Exchange Commission, including our most recent reports on Forms 10-K and 10-K/A, which describe these and other important risk factors that could have an adverse effect on our results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: May 18, 2005	By:	/s/ John O’Hara Horsley
John O’Hara Horsley
Vice President, General Counsel & Secretary